                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934


    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /
    Check the appropriate box:
    / /  Preliminary Proxy Statement
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                                ROBERT HALF INTERNATIONAL INC.
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
                                ROBERT HALF INTERNATIONAL INC.
- - --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):


/X/ Inapplicable -- $125 filing fee was paid pursuant to Rule 14a-6(i)(2) when the Preliminary Proxy Statement was filed. No fee is due with this filing.
/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
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     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
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                         ROBERT HALF INTERNATIONAL INC.
                              2884 SAND HILL ROAD
                          MENLO PARK, CALIFORNIA 94025

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                            ------------------------


                                   TO BE HELD
                             MONDAY, JUNE 27, 1994
                                   9:00 A.M.


To the Stockholders:


    A special meeting of stockholders of ROBERT HALF INTERNATIONAL INC. (the "Company") will be held at 9:00 a.m. on Monday, June 27, 1994 at 2884 Sand Hill Road, Suite 200, Menlo Park, California 94025. The meeting will be held for the following purposes:


     1. To approve an amendment to the Company's Restated Certificate of Incorporation that would increase the number of authorized common and preferred shares and decrease the par value.

     2. To transact such other business as may properly come before the meeting or any adjournment of the meeting.


    Only stockholders of record at the close of business on May 23, 1994 are entitled to notice of, and to vote at, the meeting and any adjournment of the meeting.


                                          BY ORDER OF THE BOARD OF DIRECTORS
                                          STEVEN KAREL, SECRETARY


Menlo Park, California
May 26, 1994


                                  --IMPORTANT--
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POST-PAID ENVELOPE. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.
                         THANK YOU FOR ACTING PROMPTLY.

                         ROBERT HALF INTERNATIONAL INC.

                              -------------------

                                PROXY STATEMENT
                              -------------------

                                  INTRODUCTION


    The enclosed proxy is solicited on behalf of the present Board of Directors (sometimes referred to as the "Board") of Robert Half International Inc., a Delaware corporation (the "Company"), the principal executive offices of which are located at 2884 Sand Hill Road, Menlo Park, California 94025. The approximate date on which this proxy statement and the enclosed proxy are being mailed to the Company's stockholders is May 26, 1994. The proxy is solicited for use at the special meeting of stockholders (the "Meeting") to be held at 9:00 a.m. on Monday, June 27, 1994, at the principal executive offices of the Company. Only stockholders of record on May 23, 1994 will be entitled to notice of, and to vote at, the Meeting and any adjournment of the Meeting. Each share is entitled to one vote. At the close of business on May 23, 1994 the Company had outstanding and entitled to vote 13,649,545 shares of its common stock, $1.00 par value ("Common Stock").


    A stockholder giving a proxy in the form accompanying this proxy statement has the power to revoke the proxy prior to its exercise. A proxy can be revoked by an instrument of revocation delivered prior to the Meeting to the Secretary of the Company, by a duly executed proxy bearing a date later than the date of the proxy being revoked, or at the Meeting if the stockholder is present and elects to vote in person. Solicitation of proxies may be made by directors, officers or employees of the Company by telephone or personal interview as well as by mail. Costs of solicitation will be borne by the Company.


    An automated system administered by the Company's transfer agent will tabulate votes cast at the Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting, and each is tabulated separately. Abstentions are counted in tabulations of the votes cast, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.


           PROPOSAL TO INCREASE AUTHORIZED COMMON AND PREFERRED STOCK


    The Board of Directors of the Company has approved and recommends that the stockholders approve a proposal to amend Section 4.A of the Company's Restated Certificate of Incorporation to increase the authorized shares of the Company's common stock (the "Common Stock") from 30,000,000 shares to 100,000,000 shares, to increase the authorized shares of the Company's preferred stock (the "Preferred Stock") from 500,000 shares to 5,000,000 shares, and to reduce the par value of the Common Stock and the Preferred Stock from $1.00 per share to $0.001 per share.


    The text of Section 4.A of the Restated Certificate of Incorporation, as proposed to be amended, reads as follows:
        "A. Authorized Capital. The Corporation is authorized to issue two classes of shares of stock to be designated respectively "preferred" and "common." The total number of shares which the Corporation is authorized to  issue is one  hundred five million  (105,000,000), and the aggregate par value of all shares that are to have a par value shall be  $105,000.
    The   number  of  common  shares   authorized  is  one  hundred  million
    (100,000,000), each such share to have a par value of $.001, and the number of preferred shares authorized is five million (5,000,000), each such share to have a par value of $.001."


    The Board of Directors of the Company believes the proposed increase in the authorized shares of Common Stock and Preferred Stock and the reduction of the par value is in the best interests of the Company and its stockholders. The increase would provide the Company with needed flexibility to act with respect to possible future financings, investment opportunities, acquisitions, stock dividends and other corporate purposes without the delay and expense involved in obtaining stockholder approval each time an event requiring the issuance of shares may arise. For example, the Board of Directors has considered the declaration and payment of a stock dividend at a future date, subject to appropriate market and other conditions. The Company has no present plans to issue additional shares of Common Stock or Preferred Stock in the near future, other than in connection with the possible stock dividend.



    The availability of authorized but unissued shares of Common Stock and Preferred Stock might be deemed to have the effect of preventing or discouraging an attempt by another person to obtain control of the Company, because the additional shares could be issued by the Board of Directors, which could dilute the stock ownership of such person. The Company has no plans for such issuances and this proposal is not being proposed in response to a known effort to acquire control of the Company.


    Adoption of the amendment to the Restated Certificate of Incorporation requires the vote of a majority of the outstanding shares of the Company's Common Stock.

    THE BOARD OF DIRECTORS BELIEVES THAT THE PROPOSAL IS IN THE BEST INTEREST OF THE COMPANY AND ITS STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY A CONTRARY CHOICE IN THEIR PROXIES.

                           BENEFICIAL STOCK OWNERSHIP


    The following table sets forth information as of April 30, 1994 concerning beneficial ownership of Common Stock by (i) the only persons known to the Company to be beneficial owners of 5% or more of the outstanding Common Stock,
(ii) each director, (iii) the five executive officers of the Company who had the highest combination of salary and bonus during 1993, and (iv) all current executive officers and directors as a group. Included in share ownership are shares that may be acquired upon the exercise of options that are currently exercisable or become exercisable on or before June 30, 1994 ("Exercisable Options").



                                                       SHARES OF      PERCENT
                                                     COMMON STOCK        OF
                                                     BENEFICIALLY      COMMON
             NAME OF BENEFICIAL OWNER                  OWNED(A)        STOCK
- - --------------------------------------------------  ---------------   --------
The Fulcrum III Limited Partnership...............  1,845,497(b)      13.6%(b)
  600 Madison Avenue
  New York, NY 10022
The Second Fulcrum III Limited Partnership........  1,254,503(b)       9.3%(b)
  600 Madison Avenue
  New York, NY 10022
Edward W. Gibbons.................................    110,000(b)(c)    0.8%(b)
  600 Madison Avenue
  New York, NY 10022
Todd Goodwin......................................     10,000(b)(c)    0.1%(b)
  600 Madison Avenue
  New York, NY 10022
FMR Corp. ........................................  1,441,900(d)      10.6%
  82 Devonshire Street
  Boston, MA 02109
Putnam Investments, Inc. .........................    822,010(e)       6.1%
  One Post Office Square
  Boston, MA 02109
Frederick P. Furth................................    528,750(f)       3.9%
J. Stephen Schaub.................................    522,456(g)       3.9%
Harold M. Messmer, Jr.............................    247,110(h)       1.8%
Andrew S. Berwick, Jr. ...........................     44,000(i)       0.3%
Thomas J. Ryan....................................     36,553(i)       0.3%
Frederick A. Richman..............................      1,000         0.01%
M. Keith Waddell..................................     66,170(j)       0.5%
Robert W. Glass...................................     53,652(k)       0.4%
Steven Karel......................................     15,502(l)       0.1%
Barbara J. Forsberg...............................      8,104(m)       0.1%
All current executive officers and directors as a
  group
  (13 persons)(b)(c)(f)(g)(h)(i)(j)(k)(l)(m)......  4,746,617(n)      34.3%

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(a) Named persons have sole voting and investment power, except as otherwise indicated.
(b) Edward W. Gibbons and Todd Goodwin, directors of the Company, are general partners of Gibbons, Goodwin, van Amerongen ("GGvA"), 600 Madison Avenue, New York, NY 10022, which is the sole general partner of The Fulcrum III Limited Partnership and The Second Fulcrum III Limited Partnership ("the Fulcrums"). The other general partners of GGvA are Lewis W. van Amerongen and Elizabeth V. Camp. The aggregate of 3,100,000 shares owned by the Fulcrums may be deemed to be beneficially owned by GGvA and each of the general partners of GGvA, including Messrs. Gibbons and Goodwin.

(c) Includes 10,000 shares that may be acquired upon the exercise of Exercisable Options.
(d) Information is as of February 11, 1994, the latest date for which information is available to the Company. According to a Schedule 13G filed by FMR Corp., these shares are held indirectly by FMR Corp. and Edward C. Johnson 3d (Chairman and a significant stockholder of FMR Corp.) and directly by various entities controlled by FMR Corp., including Fidelity Management & Research Company and Fidelity Management Trust Company, all of which own such shares in their capacities as investment advisers or investment managers. According to the Schedule 13G, sole dispositive power is held with respect to all of such shares and sole voting power is held with respect to 136,000 of such shares.
(e) Information is as of January 26, 1994, the latest date for which information is available to the Company. According to a Schedule 13G filed by Putnam Investments, Inc. these shares are held indirectly by Putnam Investments, Inc. and its parent, Marsh & McLennan Companies, Inc. and directly by various entities controlled by Putnam Investments, Inc., including Putnam Investment Management, Inc. and The Putnam Advisory Company, Inc., all of which own such shares in their capacities as investment advisers. According to the Schedule 13G, shared dispositive power is held with respect to all of such shares and shared voting power is held with respect to 246,810 of such shares.
(f) Includes 35,400 shares owned by the Furth Foundation, a charitable foundation of which Mr. Furth is a director, as to which shares Mr. Furth has shared voting and dispositive powers, and 20,000 shares that may be acquired upon the exercise of Exercisable Options. Also includes 750 shares owned by Mr. Furth's wife, as to which shares he has sole voting and dispositive power.
(g) Includes 10,000 shares that may be acquired upon the exercise of Exercisable Options. Also includes 4,029 shares owned by Mr. Schaub's minor children and 234 shares owned by Mr. Schaub's wife, as to which shares Mr. Schaub disclaims beneficial ownership, and 7,000 shares held by the Schaub Foundation, as to which shares Mr. Schaub shares voting and dispositive power. Does not include, and Mr. Schaub disclaims beneficial ownership as to, 407 shares owned by investment clients of Mr. Schaub, as to which shares Mr. Schaub shares dispositive power.
(h) Includes 136,259 shares that may be acquired upon the exercise of Exercisable Options, 89,429 shares acquired pursuant to the Company's 1989 Restricted Stock Plan or 1993 Incentive Plan, as to which shares Mr. Messmer has sole voting power but as to which disposition is restricted pursuant to the terms of such plans and 1,500 shares held by Mr. Messmer as custodian for his children, as to which shares Mr. Messmer has voting and dispositive power but disclaims beneficial ownership.
(i) Includes 20,000 shares that may be acquired upon the exercise of Exercisable Options.
(j) Includes 30,009 shares that may be acquired upon the exercise of Exercisable Options and 34,707 shares acquired pursuant to the Company's 1989 Restricted Stock Plan or 1993 Incentive Plan, as to which shares Mr. Waddell has sole voting power but as to which disposition is restricted pursuant to the terms of such plans.
(k) Includes 36,568 shares that may be acquired upon the exercise of Exercisable Options, 15,169 shares acquired pursuant to the Company's 1989 Restricted Stock Plan or 1993 Incentive Plan, as to which shares Mr. Glass has sole voting power but as to which disposition is restricted pursuant to the terms of such plans, and 1,625 shares as to which Mr. Glass shares voting and dispositive power with his wife.
(l) Includes 7,424 shares that may be acquired upon the exercise of Exercisable Options and 7,710 shares acquired pursuant to the Company's 1989 Restricted Stock Plan or 1993 Incentive Plan, as to which shares Mr. Karel has sole voting power but as to which disposition is restricted pursuant to the terms of such plans.
(m) Includes 5,854 shares that may be acquired upon the exercise of Exercisable Options and 2,250 shares acquired pursuant to the Company's 1989 Restricted Stock Plan or 1993 Incentive Plan, as to which shares Ms. Forsberg has sole voting power but as to which disposition is restricted pursuant to the terms of such plans.

(n) In addition to the shares held by directors and executive officers described in the table, as to which information is contained in the other notes to this table, includes 3,320 shares held by one other executive officer of the Company that were acquired pursuant to the Company's 1991 Restricted Stock Plan or 1993 Incentive Plan, as to which shares the officer has sole voting power but as to which disposition is restricted pursuant to the terms of such plans.


                             STOCKHOLDER PROPOSALS

    To   be  considered  for   presentation  at  the   1995  Annual  Meeting  of
Stockholders, a stockholder proposal must be received at the office of the Company not later than December 1, 1994.

                                 OTHER MATTERS

    The proxy holders are authorized to vote, in their discretion, upon any other business that comes before the Meeting and any adjournment of the Meeting. The Board knows of no other matters which will be presented to the Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          STEVEN KAREL
                                          SECRETARY


Menlo Park, California
May 26, 1994


    YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED, POST-PAID ENVELOPE.

                         ROBERT HALF INTERNATIONAL INC.
                               2884 SAND HILL ROAD
                              MENLO PARK, CA 94025

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Harold M. Messmer, Jr. and Andrew S. Berwick, Jr. as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of common stock of Robert Half International Inc. held of record by the undersigned on May 23, 1994 at the special meeting of stockholders to be held on June 27, 1994 or any adjournment thereof.


                                   (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)


                                                                     See Reverse
                                                                         Side

                                          /X/ PLEASE MARK YOUR CHOICES LIKE THIS

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

- - --------------------     --------------------
   ACCOUNT NUMBER                COMMON

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

- - --------------------------------------------------------------------------------

1. Proposal to amend the Restated        2. In their discretion, the Proxies
   Certificate of Incorporation             are authorized to vote upon such
                                            other business as may properly
                                            come before the meeting.
   FOR         AGAINST        ABSTAIN
   / /           / /            / /

- - --------------------------------------------------------------------------------

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date      ____________________, 1994

Signature ____________________

Signature, if held jointly ____________________

PLEASE MARK, SIGN, DATE AND RETURN PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.